UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

SPREE ACQUISITION CORP. 1 LIMITED

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41172	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1922 Wildwood Place NE,
Atlanta, GA	30324
(Address of Principal Executive Offices)	(Zip Code)

(470) 223-0227

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which
Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	SHAPU	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	SHAP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SHAPW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on October 29, 2022, Spree Acquisition Corp. 1 Limited, an exempted company with limited liability incorporated in the Cayman Islands (“Spree”), entered into a Business Combination Agreement, as amended by Amendment No. 1 thereto on January 25, 2023 (as amended, the “Business Combination Agreement”) with WHC Worldwide, LLC, a Missouri limited liability company doing business as zTrip® (“WHC LLC”).

On August 23, 2023, pursuant to Section 7.1(a) of the Business Combination Agreement, Spree and WHC LLC entered into a Termination of Business Combination Agreement (“Termination Agreement”) pursuant to which the Business Combination Agreement was terminated effective as of August 23, 2023. Spree intends to continue to identify and pursue a business combination with an appropriate target.

As a result of the mutual termination of the Business Combination Agreement, the Business Combination Agreement will be of no further force and effect, except as set forth in the Termination Agreement. The mutual termination of the Business Combination Agreement also terminates and makes void the transaction agreements that were entered into in connection with the Business Combination Agreement, including the Tax Receivable Agreement, the Support Agreement, the Sponsor Letter Agreement, the Voting Agreement and the Investor Rights Agreement.

The foregoing descriptions of the Business Combination Agreement and the Termination Agreement are qualified in their entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) by Spree on October 31, 2022, including Amendment No. 1 thereto, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the SEC by Spree on January 25, 2023, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01. Other Events.

Press Release Announcing the Termination of the Business Combination Agreement

On August 23, 2023, Spree and WHC LLC issued a joint press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. As a result of the termination of the Business Combination Agreement, Spree intends to withdraw its registration statement on Form S-4, as amended, initially filed with the SEC on February 14, 2023.

Monthly Trust Extension Payment

As previously disclosed, on June 12, 2023, Spree held an extraordinary general meeting in lieu of the 2023 annual general meeting of Spree, at which Spree’s shareholders approved, among other proposals, the extension of the date by which Spree must consummate its initial business combination from June 20, 2023 to March 20, 2024 (such nine-month period, the “Extension Period”), or such earlier date as may be determined by Spree’s board of directors. Also as previously disclosed, on June 5, 2023, Spree issued a press release announcing that its sponsor, Spree Operandi, LP, and/or its wholly-owned U.S. subsidiary, Spree Operandi U.S. LP (collectively, the “Sponsor”), has agreed to loan to Spree, for deposit into Spree’s trust account, for each one-month period during the Extension Period (each, a “Monthly Extension Period”), an amount equal to the lesser of $0.04 per public share that remains outstanding and is not redeemed in connection with the Meeting, and $100,000 (the “Extension Period Loans”).

On August 20, 2023, the Sponsor caused to be deposited in Spree’s trust account the Extension Period Loan in the amount of $100,000 for the Monthly Extension Period through September 20, 2023.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or Spree’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Spree and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Spree’s annual report on Form 10-K, filed with the SEC on March 30, 2023, and in other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination of Business Combination Agreement, dated as of August 23, 2023, by and between Spree Acquisition Corp. 1 Limited and WHC Worldwide, LLC
99.1	Press Release dated August 23, 2023
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2023

SPREE ACQUISITION CORP. 1 LIMITED

By:	/s/ Shay Kronfeld
Name:	Shay Kronfeld
Title:	Chief Financial Officer

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